UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 29, 2022

Apexigen, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39488	85-1260244
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 Shoreway Road, Suite C San Carlos, CA	94070
(Address of principal executive offices)	(Zip Code)

(650) 931-6236

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	APGN	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	APGNW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

INTRODUCTORY NOTE

This Amendment No. 1 to Current Report on Form 8-K/A (“Amendment No. 1”) amends the Current Report on Form 8-K of Apexigen, Inc., a Delaware corporation (the “Company”), filed on August 4, 2022 (the “Original Report”), in which the Company reported, among other events, the completion of the Business Combination (as defined in the Original Report).

This Amendment No. 1 is being filed to include (a) the unaudited condensed financial statements of Legacy Apexigen (as defined in the Original Report) as of June 30, 2022 and for the three and six months ended June 30, 2022 and 2021 and notes thereto, (b) Management’s Discussion and Analysis of Financial Condition and Results of Operations of Legacy Apexigen for the three months and six months ended June 30, 2022 and 2021, and (c) the unaudited pro forma condensed combined financial information for the Company as of and for the six months ended June 30, 2022 and for the year ended December 31, 2021.

This Amendment No. 1 does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at the Company or its subsidiary, Legacy Apexigen, subsequent to the filing date of the Original Report. The information previously reported in or filed with the Original Report is hereby incorporated by reference into this Amendment No. 1.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The unaudited condensed financial statements of Legacy Apexigen as of June 30, 2022 and for the three and six months ended June 30, 2022 and 2021 and notes thereto are attached as Exhibit 99.1 and are incorporated herein by reference. Also included as Exhibit 99.2 and incorporated herein by reference is Management’s Discussion and Analysis of Financial Condition and Results of Operations of Legacy Apexigen for the three and six months ended June 30, 2022 and 2021.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information for the Company as of and for the six months ended June 30, 2022 and for the year ended December 31, 2021 is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

(d) Exhibits:

Exhibit No.	Description

99.1	Unaudited Condensed Financial Statements of Legacy Apexigen as of June 30, 2022 and for the three and six months ended June 30, 2022 and 2021 and notes thereto.

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations of Legacy Apexigen for the three and six months ended June 30, 2022 and 2021.

99.3	Unaudited Pro Forma Condensed Combined Financial Information of the Company as of and for the six months ended June 30, 2022 and for the year ended December 31, 2021.

104	Cover Page Interactive Data File.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 18, 2022	APEXIGEN, INC.

	By:	/s/ Francis Sarena
	Name:	Francis Sarena
	Title:	Chief Operating Officer